Exhibit 10.11

LaSalle Business Credit, Inc.
                                                                   LASALLE BANKS

135 South LaSalle Street
Chicago, Illinois 60603
(312) 904-8490


                                                    October 1, 2001







The Singing Machine Company, Inc.
6601 Lyons Road
Suite A-7
Coconut Creek, Florida 33073

         Re: First Amendment (Revised)

Gentlemen:

         The Singing Machine Company, Inc., a Delaware corporation ("Borrower") and LaSalle Business Credit, Inc., a Delaware corporation ("Lender") have entered into that certain Loan and Security Agreement dated April 26, 2001 (the "Security Agreement"). From time to time thereafter, Borrower and Bank may have executed various amendments (each an "Amendment" and collectively the "Amendments") to the Security Agreement (the Security Agreement and the Amendments hereinafter are referred to, collectively, as the "Agreement"). Borrower and Lender now desire to further amend the Agreement as provided herein, subject to the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. The Agreement hereby is amended as follows:

         (a) Paragraph 1(a) of the Agreement is hereby amended and restated in its entirety, as follows:

                  (a) "Account", "Account Debtor", "Chattel Paper", "Commercial Tort Claims", "Deposit Accounts", "Documents", "Electronic Chattel Paper", "Equipment", "Fixtures'.", "General Intangibles", "Goods", "Instruments", "Inventory", "Investment


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LaSalle Business Credit Inc.
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                                                                   LASALLE BANKS

The Singing Machine Company, Inc.
October 1, 2001
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                           Property", "Letter-of-Credit Right", "Proceeds" and
                           "Tangible Chattel Paper" shall have the respective meanings assigned to such terms in the Illinois Uniform Commercial Code, as the same may be in effect from time to time.

         (b) Paragraph 4 of the Agreement is hereby amended and restated in its entirety, as follows:

                  4.       GRANT OF SECURITY INTEREST TO LENDER.

                           As security for the payment of all Loans now or in the future made by Lender to Borrower hereunder and for the payment or other satisfaction of all other Liabilities, Borrower hereby assigns to Lender and grants to Lender a continuing security interest in the following property of Borrower, whether now or hereafter owned, existing, acquired or arising and wherever now or hereafter located: (a) all Accounts (whether or not Eligible Accounts) and all Goods whose sale; lease or other disposition by Borrower has given rise to Accounts and have been returned to, or repossessed or stopped in transit by, Borrower;
                           (b) all Chattel Paper, Instruments, Documents and General Intangibles (including, without limitation, all patents, patent applications, trademarks, trademark applications, tradenames, trade secrets, goodwill, copyrights, copyright applications, registrations, licenses, software, franchises, customer lists, tax refund claims, claims against carriers and shippers, guarantee claims, contract rights, payment intangibles, security interests, security deposits and rights to indemnification); (c) all Inventory (whether or not Eligible Inventory);
                           (d) all Goods (other than Inventory), including, without limitation, Equipment (other than tooling located in Hong Kong), vehicles and Fixtures; (e) all Investment Property; (f) all Deposit Accounts, bank accounts, deposits and cash; (g) all Letter-of-Credit Rights; (h) Commercial Tort Claims listed on Exhibit D hereto; (i) any other property of Borrower now or hereafter in the possession-, custody or control of Lender or any


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LaSalle Business Credit Inc.
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                                                                   LASALLE BANKS


The Singing Machine Company, Inc.
October 1, 2001
Page 3


                           agent or any parent, affiliate or subsidiary of Lender or any participant with Lender in the Loans, for any purpose (whether for safekeeping, deposit, collection, custody, pledge, transmission or otherwise); and (j) all additions and accessions to, substitutions for, and replacements, products and Proceeds of the foregoing property, including, without limitation, proceeds of all insurance policies insuring the foregoing property, and all of Borrower's books and records relating to any of the foregoing and to Borrower's business.

         (c) Paragraph 5 of the Agreement is hereby amended and restated in its entirety, as follows:

                  5. PRESERVATION OF COLLATERAL AND PERFECTION OF SECURITY INTEREST THEREIN.

                           Borrower shall, at Lender's request, at any time and from time to time, authenticate, execute and deliver to Lender such financing statements, documents and other agreements and instruments (and pay the cost of filing or recording the same in all public offices deemed necessary or desirable by Lender) and do such other acts and things or use its best efforts to cause third parties to do such other acts and things as Lender may deem necessary or desirable in its sole discretion in order to establish and maintain a valid, attached and perfected security interest in the Collateral in favor of Lender (free and clear of all other liens, claims, encumbrances and rights of third parties whatsoever, whether voluntarily or involuntarily created, except Permitted Liens) to secure payment of the Liabilities, and in order to facilitate the collection of the Collateral. Borrower irrevocably hereby makes, constitutes and appoints Lender (and all Persons designated by Lender for that purpose) as Borrower's true and lawful attorney and agent-in-fact to execute and file such financing statements, documents and other agreements and instruments and do such other acts and things as may be necessary to preserve and perfect Lender's security interest in the



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LaSalle Business Credit Inc.
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                                                                   LASALLE BANKS

The Singing Machine Company, Inc.
October 1, 2001
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                           Collateral. Borrower further agrees, upon the
                           occurrence of an Event of Default, that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement shall be sufficient as a financing statement. Borrower further notifies and confirms the prior filing by Lender of any and all financing statements which identify the Borrower as debtor, Lender as secured party and any or all Collateral as collateral.

         (d) Paragraph 7(e) of the Agreement is hereby amended and restated in its entirety, as follows:

                  (e) Promptly upon Borrower's receipt of any portion of the Collateral evidenced by an agreement, instrument or Document, including without limitation, any Tangible Chattel Paper and any Investment Property consisting of certificated securities, Borrower shall deliver the original thereof to Lender together with an appropriate endorsement or other specific evidence of assignment thereof to Lender (in form and substance acceptable to Lender). If an endorsement or assignment of any such items shall not be made for any reason, Lender is hereby irrevocably authorized, as Borrower's attorney and agent-in-fact to endorse or assign the same on Borrower's behalf.

         (e) Paragraph 10(i) of the Agreement is hereby amended and restated in its entirety, as follows:

                  (i) (x) there are no actions or proceedings which are pending or to the best of Borrower's knowledge, threatened against Borrower which is, in the determination of Lender made in good faith, reasonably likely to result in any material adverse change in Borrower's business, property, assets, operations or condition, financial or otherwise and Borrower shall, promptly upon becoming aware of any such pending or threatened action or proceeding, give written notice thereof to Lender and (y) Borrower has no Commercial Tort Claims pending other than Tort Claims of Borrower which may arise, which notice shall constitute Borrower's

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LaSalle Business Credit Inc.
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                                                                   LASALLE BANKS

The Singing Machine Company, Inc.
October 1, 2001
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                           authorization to amend Exhibit D to add such
                           Commercial Tort Claim;

         (f) Paragraph 10(t) of the Agreement is hereby amended and restated in its entirety, as follows:

                  (t) if Borrower is a corporation, limited liability company or partnership, Borrower is duly organized, validly existing and in good standing in the State of Delaware, its organizational identification number is 2376345 and Borrower is duly qualified and in good standing in all states where the nature and extent of the business transacted by it or the ownership of its assets makes such qualification necessary or, if Borrower is not so qualified, Borrower may cure any such failure without losing any of its rights, incurring any liens or material penalties, or otherwise affecting Lender's rights;

         (g) Paragraph 11(j) of the Agreement is hereby amended and restated in its entirety, as follows:

                  (j) Borrower shall not assume, guarantee or endorse, or otherwise become liable in connection with, the obligations of any Person, except by endorsement of instruments for deposit or collection or similar transactions in the ordinary course of business; and, except that Borrower may guarantee, on a limited basis, obligations of any Subsidiary of Borrower up to $500,000.00 in the aggregate outstanding at any time, and any obligations over that amount shall require prior written consent by Lender. Such consent of Lender shall not be unreasonably withheld and, in any event, Lender shall use its best efforts to grant or deny such consent of Lender in writing within ten
                           (10) business days of 'receipt of a written request from Borrower for such consent.


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LaSalle Business Credit Inc.
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                                                                   LASALLE BANKS

The Singing Machine Company, Inc.
October 1, 2001
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         (h) Paragraph 11(k) of the Agreement is hereby amended and restated in its entirety, as follows:

                  (k) Borrower shall not (i) enter into any merger or consolidation; (ii) change the state of Borrower's, organization or enter into any transaction which has the effect of changing Borrower's state of organization; (iii) sell, lease or otherwise dispose of any of its assets other than in the ordinary course of business; (iv) purchase the stock or all or substantially all of the assets of any Person or division of such Person; or (v) enter into any other transaction outside the ordinary course of Borrower's business, including, without limitation, any purchase, redemption or retirement of any shares of any class of its stock or any other equity interest, and any issuance of any shares of, or warrants or other rights to receive or purchase any shares of, any class of its stock or any other equity interest; provided, that Borrower may (a) issue securities to any Person so long as such issuance of securities does not exceed ten percent (10%) of the Borrower's issued and outstanding capital stock, (b) grant options to employees, (c) adopt a stock option plan,
                           (d) issue securities upon the exercise of outstanding stock options and warrants, and (e) file a registration statement on Form S-8 or Form S-3; provided further, that with respect to each of the foregoing, (x) no Event of Default shall be caused by the issuance of any securities, stock or warrants and
                           (y) no put rights or mandatory dividends are granted in connection with such issuance;

         (i) Paragraph 11 of the Agreement is hereby amended to add a new subparagraph (s) as follows:

                  (s) To the extent that Borrower obtains or maintains any Electronic Chattel Paper, Borrower shall create, store and assign the record or records comprising the Electronic Chattel Paper in such a manner that (i) a single authoritative copy of the record or records exists which is unique, identifiable and except as otherwise provided in clauses (iv), (v) and (vi) below, unalterable, (ii) the authoritative copy identifies Lender as the assignee of the record or records, (iii) the

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LaSalle Business Credit Inc.
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                                                                   LASALLE BANKS
The Singing Machine Company, Inc.
October 1, 2001
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                           authoritative copy is communicated to and maintained
                           by the Lender or its designated custodian, (iv) copies or revisions that add or change an identified assignee of the authoritative copy can only be made with the participation of Lender, (v) each copy of the authoritative copy and any copy of a copy is readily identifiable as a copy that is not the authoritative copy and (vi) any revision of the authoritative copy is readily identifiable as an authorized or unauthorized revision.

         (j) Paragraph 13(b) of the Agreement is hereby amended and restated in its entirety, as follows:

                  (b) Upon the occurrence and during the continuance of an Event of Default, Lender may exercise from time to time any rights and remedies available to it under the Uniform Commercial Code and any other applicable law in addition to, and not in lieu of, any rights and remedies expressly granted in this Agreement or in any of the Other Agreements and all of Lender's rights and remedies shall be cumulative and non-exclusive to the extent permitted by law. In particular, but not by way of limitation of the foregoing, Lender may, without notice, demand or legal process of any kind, take possession of any or all of the Collateral (in addition to Collateral of which it already has possession), wherever it may be found, and for that purpose may-pursue the same wherever it may be found, and may enter onto any of Borrower's premises where any of the Collateral may be, and search for, take possession of, remove, keep and store any of the Collateral until the same shall be sold or otherwise disposed of, and Lender shall have the right to store the same at any of Borrower's premises without cost to Lender. At Lender's request, Borrower shall, at Borrower's expense, assemble the Collateral and make it available to Lender at one or more places to be designated by Lender and reasonably convenient to Lender and Borrower. Borrower recognizes that if Borrower fails to perform, observe or discharge



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The Singing Machine Company, Inc.
October 1, 2001
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                           any of its Liabilities under this Agreement or the
                           Other Agreements, no remedy at law will provide adequate relief to Lender, and agrees that Lender shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages. Any notification of intended disposition of any of the Collateral required by law will- be deemed to be a reasonable authenticated notification of disposition if given at least ten (10) calendar days prior to such disposition and such notice shall (i) describe Lender and Borrower, (ii) describe the Collateral that is the subject of the intended disposition, (iii) state the method of the intended disposition, (iv) state that Borrower is entitled to an accounting of the Liabilities and state the charge, if any, for an accounting and (v) state the time and place of any public disposition or the time after which any private sale is to be made. Lender may disclaim any warranties that might arise in connection with the sale, lease or other disposition of the Collateral and has no obligation to provide any warranties at such time. Any Proceeds. of any disposition by Lender of any of the Collateral may be applied by Lender to the payment of expenses in connection with the Collateral, including, without limitation, legal expenses and reasonable attorneys' fees, and any balance of such Proceeds' may be applied by Lender toward the payment of such of the Liabilities, and in such order of application, as Lender may from time to time elect.

         (k) All references to "fixtures" in the Agreement shall be amended to read "Fixtures".

         (l) The Agreement is hereby amended to add a new Exhibit D-Commercial Tort Claims, as set forth on Exhibit D hereto.

         (m) Exhibit B to the Agreement is amended and restated as attached hereto and made a part hereof.

         2. This Amendment shall not become effective until fully executed by all parties hereto.


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LaSalle Business Credit Inc.
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                                                                   LASALLE BANKS

The Singing Machine Company, Inc.
October 1, 2001
Page 9

         3. Except as expressly amended hereby and by any other supplemental documents or instruments executed by either party hereto in order to effectuate the transactions contemplated hereby, the Agreement and Exhibit A thereto hereby are ratified and confirmed by the parties hereto and remain in full force and effect in accordance with the terms thereof.

                                           LASALLE BUSINESS CREDIT, INC.


                                           By /s/ Casey Orlowski
                                              --------------------------

                                           Title  Vice President
                                               -------------------------

ACKNOWLEDGED AND AGREED TO
this 1st day of October, 2001.

The Singing Machine Company, Inc.

By /s/ John F. Klecha
   -----------------------------
       John F. Klecha

Title President/Secretary